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                                                                   Exhibit 10E

                                                                  EXECUTION COPY


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


         This Amendment (this "Amendment") is entered into as of November 20, 1998 by and among White Mountains Holdings, Inc., a Delaware corporation (the "Borrower"), The First National Bank of Chicago, individually and as agent ("Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS


         A. The Borrower, the Agent and the Lenders are party to that certain $50,000,000 Second Amended and Restated Credit Agreement dated as of August 14, 1998 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. AMENDMENT TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment pursuant to SECTION 3 below, the Credit Agreement shall be amended as follows:

                           (a) SECTION 6.20.1 (a) shall be amended by deleting the dollar amount of "$465,000,000" therein and inserting the dollar amount of "$437,000,000" in lieu thereof.

                           (b) SECTION 6.20.1 (c) shall be amended by inserting in the parenthetical exception (ii) the phrase "after tax" between the words "realized" and "gain".

                           (c) SECTION 6.20.4 shall be amended in its entirety to read as follows:

                           "6.20.4. STATUTORY SURPLUS. At all times, maintain
                  Statutory Surplus for each First-Tier Insurance Subsidiary in an amount not less than an amount equal to (a) 85% of the Statutory Surplus of each such First-Tier Insurance Subsidiary, in existence on the date hereof, as of March 31, 1998 (or, in the case of any First-Tier Insurance Subsidiary acquired after the date hereof, 85% of the Statutory Surplus of each such acquired First-Tier Insurance Subsidiary as of the most recently ended Fiscal Quarter preceding such acquisition), PLUS (b) 85% of all subsequent capital contributions to each such First-Tier Insurance Subsidiary (other than capital contributions described in SECTION 6.20.4(c)), PLUS (c) 100% of all subsequent capital



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                  contributions to each such First-Tier Insurance Subsidiary to the extent that the source of such capital contribution is a dividend described in SECTION 6.20.4(e), MINUS (d) in the event such First-Tier Insurance Subsidiary dividends or otherwise distributes to its parent all the capital stock of a Wholly-Owned Insurance Subsidiary, 100% of the book value (calculated in accordance with SAP) of such Wholly-Owned Insurance Subsidiary at the time of such dividend or distribution, MINUS (e) the amount of dividends paid after March 31, 1998 by such First-Tier Insurance Subsidiary which are substantially contemporaneously utilized by the recipient thereof to make a capital contribution to another First-Tier Insurance Subsidiary."

                  2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

                           (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                           (b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                           (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

                  3. EFFECTIVE DATE. This Amendment shall become effective upon
(a) the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders). In the event such effectiveness has not occurred on or before November 20, 1998, SECTION 1 hereof shall not become operative and shall be of no force or effect.

                  4.       REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                           (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the


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         effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  5. COSTS AND EXPENSES. The Borrower hereby affirms its obligations under Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

                  6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature page follows]

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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                               WHITE MOUNTAINS HOLDINGS, INC.

                               By:
                                    -------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                      -----------------------------------------




                               THE FIRST NATIONAL BANK OF CHICAGO,
                               individually and as Agent

                               By:
                                    -------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                      -----------------------------------------


                               FLEET NATIONAL BANK

                               By:
                                    -------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                      -----------------------------------------








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